Exhibit 4.6

EXECUTION COPY

$3,000,000,000

FWCT-2 Escrow Corporation

6.875% Senior Notes due 2022

REGISTRATION RIGHTS AGREEMENT

January 27, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

CREDIT SUISSE SECURITIES (USA) LLC,

  As Representatives of the several Initial Purchasers,

        C/O MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

FWCT-2 Escrow Corporation (the “Escrow Issuer”), a Delaware corporation and an indirect wholly owned subsidiary of Community Health Systems, Inc., a Delaware corporation (“Holdings”), agrees with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, each as a representative (each, a “Representative”) of the several initial purchasers named in Schedule A hereto (the “Initial Purchasers”), subject to the terms and conditions set forth in a purchase agreement, dated January 15, 2014 (the “Purchase Agreement”), to issue and sell to the several Initial Purchasers $3,000,000,000 aggregate principal amount of its 6.875% Senior Notes due 2022 (the “Notes”) to be unconditionally guaranteed (the “Guarantees”) on the Completion Date (as defined below) by Holdings and the entities listed in Schedule I attached hereto (the “Guarantors”). The Initial Securities (as defined below) will be issued pursuant to an indenture, dated as of January 27, 2014 (the “Base Indenture”), among, initially, the Escrow Issuer and Regions Bank, an Alabama banking corporation, as Trustee (in such capacity, the “Trustee”). If any of the conditions to the release of escrowed funds described in “— Escrow of Proceeds; Escrow Conditions” of the “Description of the Secured Notes” or the “Description of the Unsecured Notes” sections of the Preliminary Offering Memorandum (as defined in the Purchase Agreement) (other than condition (8) in each such section) will not be satisfied substantially concurrently with the Closing (as defined in the Purchase Agreement), (i) the Representatives will deposit the gross proceeds from the offering of Notes into an escrow account (the “Escrow Account”) for the benefit of the holders of the Notes, (ii) the Issuer (as defined below) will deposit into the Escrow Account an amount of cash that, when taken together with the gross proceeds of the offering of the Notes deposited therein, will be sufficient to fund a special mandatory redemption of the Notes on February 28, 2014 and (iii) the Issuer will also deposit into the Escrow Account an amount of cash equal to five days of interest accrued on the Notes. In addition, on or prior to the date that is five business days prior to the last day of each month, from and including February 2014 through and including June 2014 (in each case, unless the Escrow Release Date (as defined in the Preliminary Offering Memorandum) has occurred), the Issuer will also deposit into the Escrow Account an amount of cash equal to the amount of interest that will accrue on the Notes from (and including) the first day of the following month through (and including) the last day of such following month (as calculated in accordance with the terms of the Indenture (as defined below)).

The Escrow Account will be governed by an escrow agreement (the “Escrow Agreements”) dated as of the Closing Date, among the Escrow Issuer, the Trustee and Regions Bank, an Alabama banking corporation, as escrow agent (the “Escrow Agent”). If all of the conditions set forth in the Escrow Agreement are satisfied, the escrowed funds will be released as described in the Escrow Agreement (the date of such release (or under the circumstances described in the following sentence of this paragraph, the Closing Date) is referred to herein as the “Completion Date”). If all of the conditions to the release of escrowed funds described in “— Escrow of Proceeds; Escrow Conditions” of the “Description of the Secured Notes” and the “Description of the Unsecured Notes” sections of the Preliminary Offering Memorandum (other than condition (8) in each such section) will be satisfied substantially concurrently with the Closing, (i) the Escrow Account deposit and related procedures described in the Preliminary Offering Memorandum will not be implemented, (ii) the Notes will not be subject to any special mandatory redemption provisions and (iii) the “Completion Date” will be deemed to be the Closing Date for all purposes hereunder. On the Completion Date, the Escrow Merger (as defined in the Purchase Agreement), including the execution of a supplemental indenture to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) by the Issuer, and the Guarantors, will be consummated. On the Completion Date, each of CHS/Community Health Systems, Inc. (the “Issuer”) and the Guarantors will join this Agreement by execution and delivery to the Representatives of the joinder attached hereto as Annex A (the “Registration Rights Joinder”), pursuant to which each of the Issuer and the Guarantors shall obtain the same rights and be subject to the same obligations as though they each had entered into this Agreement on the date hereof. If the Escrow Issuer redeems the Notes pursuant to the special mandatory redemption provided for under the Base Indenture, then the consummation of such redemption shall cause this Agreement to automatically terminate. As used herein, (i) prior to the Completion Date, references to the “Company” refer only to the Escrow Issuer, and on and after the Completion Date, such references shall refer to the Issuer, and (ii) prior to the Completion Date, references to the “Initial Securities” refer only to the Notes, and on and after the Completion Date, such references shall refer to the Notes and the Guarantees.

As an inducement to the Initial Purchasers, the Company agrees and, upon execution and delivery of the Registration Rights Joinder, the Guarantors will agree with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the “Holders”), as follows:

1.  Registered Exchange Offer.  The Company shall, at its own cost, prepare and, not later than 365 days after the date of the original issue of the Initial Securities (the “Issue Date” and such date 365 days thereafter, the “Target Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and substantially identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities) and registered under the Securities Act. Unless not permitted by applicable law or Commission policy, the Company shall (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act, (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”) and (iii) cause the Registered Exchange Offer to be completed, in each case, not later than the Target Date. For purposes of this Agreement, “business day” shall mean a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York City.

If the Company effects the Registered Exchange Offer, the Company will be entitled to consummate the Registered Exchange Offer 30 days after the commencement thereof; provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

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Following the declaration of the effectiveness of the Exchange Offer Registration Statement, unless not permitted by applicable law or Commission policy, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex B hereto on the cover, (b) Annex C hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex D hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the “Private Exchange Securities”). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities”.

In connection with the Registered Exchange Offer, the Company shall:

(a)  mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

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(b)  keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c)  utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d)  permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e)  otherwise comply with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(x)  accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y)  deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z)  cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the initial date on which interest began to accrue on the Initial Securities.

Each Holder participating in the Registered Exchange Offer shall be required to represent in writing (which may be contained in the applicable letter of transmittal) to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company, or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming a part thereof and any supplement thereto complies as to form in all material respects with the Securities Act and the rules

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and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.  Shelf Registration.  If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated by the Target Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (A) is prohibited by applicable law or Commission policy from participating in the Registered Exchange Offer, or (B) may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus, the Company shall take the following actions:

(a)  The Company shall, at its cost, as promptly as practicable file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof (x) in the case of clause (i) above, on or prior to the 335th day after the Issue Date or (y) in the case of clause (ii), (iii) or (iv) above, on or prior to the 90th day after the date on which such Shelf Registration Statement is required to be filed, in each case in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b)  The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the earlier of (x) one year from the date such Shelf Registration Statement is first declared effective and (y) the date on which all the Securities registered under the Shelf Registration Statement have been disposed of in accordance therewith (the “Shelf Registration Period”). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder), including, but not limited to, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable.

(c)  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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3.  Registration Procedures.  In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a)  The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex B hereto on the cover, in Annex C hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex D hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex E hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser in writing, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 3(d) and (f), the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

(b)  The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i)  when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)  of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405.

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(iv)  of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)  of the happening of any event during the period that the Registration Statement is effective that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c)  The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d)  The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

(e)  The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

(f)  The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)  The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h)  Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however,

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that the Company shall not be required to (i) qualify generally to do business or as a dealer in Securities in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i)  The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j)  Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j). During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company will prior to the three-year expiration of that Shelf Registration Statement file, and use its reasonable best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k)  Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be.

(l)  The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m)  The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

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(n)  The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion of the Holder in the Shelf Registration Statement, including requiring the Holder to properly complete and execute such selling security Holder notice and questionnaires, and any amendments or supplements thereto, as the Company may reasonably deem necessary or appropriate, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(o)  The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

(p)  In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter at all reasonable times and in a reasonable manner all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; and provided further, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by each such person, unless (A) the disclosure of such information is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or prospectus, (B) such disclosure is made in connection with a court proceeding, to any governmental or regulatory authority having jurisdiction over each such person or their respective affiliates, or is reasonably necessary in order to establish a “due diligence” defense” pursuant to Section 11 of the Securities Act or (C) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

(q)  In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement covering such matters as are customarily covered in opinions given in connection with underwritten offerings and such other matters as may be reasonably requested by such holders and managing underwriters, if any; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by AU Section 634 of the Interim Accounting Standards of the Public Company Accounting Oversight Board.

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(r)  In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Sections 5(r), 7(c) and 7(d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 7(a) of the Purchase Agreement, with appropriate date changes.

(s)  If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(t)  The Company will use its reasonable best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

(u)  In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the Financial Industry Regulatory Authority, Inc. thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will cooperate with such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 5121, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 5121) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(v)  The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4.  Registration Expenses.  The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

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5.  Indemnification.  (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Indemnified Party and furnished to the Company by or on behalf of such Indemnified Party specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

(b)  Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Holder may otherwise have to the Company or any of its controlling persons.

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(c)  Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, provided that such consent is not unreasonably withheld or delayed; effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)  If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages that such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act

12

shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e)  The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6.  Additional Interest Under Certain Circumstances.  (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities and the Exchange Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a “Registration Default”):

(i)  if the Registered Exchange Offer is not consummated on or before the Target Date;

(ii)  if obligated to file a Shelf Registration Statement pursuant to clause (ii), (iii) or (iv) of Section 2 above, the Shelf Registration Statement is not declared effective by the Commission on or prior to the 120th day after the date on which the obligation to file a Shelf Registration Statement arises; or

(iii)  after either the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared (or becomes automatically) effective and during the period when such Exchange Offer Registration Statement or Shelf Registration Statement is required to be kept effective, (A) such Registration Statement ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) below) in connection with resales of Transfer Restricted Securities because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement has become effective.

Additional Interest shall accrue on the Initial Securities and the Exchange Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum.

(b)  A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

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(c)  Any amounts of Additional Interest due pursuant to clause (i) through (iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities and the Exchange Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d)  “Transfer Restricted Securities” means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement and (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement.

7.  Rules 144 and 144A.  The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the reasonable request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8.  Underwritten Registrations.  If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.  Miscellaneous.

(a)  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

(b)  Joinders.  On the Completion Date, the Escrow Issuer shall cause the Issuer and the Guarantors to join this Agreement by executing and delivering to the Representatives the Registration Rights Joinder.

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(c)  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1)  if to a Holder of the Securities, at the most current address given by such Holder to the Company.

(2)  if to the Initial Purchasers, as follows:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

One Bryant Park

New York, NY 10036-6728

Facsimile No.: (212) 377-7964

Attention:  Legal Department

and

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Fax No.:  (212) 325-4296

Attention:  IBD Legal

with a copy to:

CRAVATH, SWAINE & MOORE LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019-7475

Facsimile No.: (212) 474-3700

Attention:  Joseph D. Zavaglia, Esq.

(3)	if to the Company, at its address as follows:

CHS/COMMUNITY HEALTH SYSTEM, INC.

4000 Meridian Boulevard

Franklin, TN 37067-6325

Facsimile No.: (615) 373-9704

Attention:  General Counsel

with a copy to:

KIRKLAND & ELLIS LLP

601 Lexington Avenue

New York, NY 10022-4611

Facsimile No.: (212) 446-4900

Attention:  Joshua Korff, Esq.

                Michael Kim, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

15

(c)  No Inconsistent Agreements.  The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d)  Successors and Assigns.  This Agreement shall be binding upon the Company and its successors and assigns.

(e)  Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h)  Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i)  Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of this page intentionally left blank]

16

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement on the date hereof among the several Initial Purchasers and the Company in accordance with its terms.

Very truly yours,
FWCT-2 Escrow Corporation
By:	/s/ W. Larry Cash
	Name:	W. Larry Cash
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Registration Rights Agreement]

The foregoing Registration

Rights Agreement is hereby confirmed

and accepted as of the date first

above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,

By:	/s/ Sarang Gadkari
Name: Sarang Gadkari
Title: Managing Director

 Acting on behalf of itself

 and as a Representative

 of the several Initial Purchasers

CREDIT SUISSE SECURITIES (USA) LLC,

By:	/s/ Steven Schwartz
Name: Steven Schwartz
Title: Managing Director

 Acting on behalf of itself

 and as a Representative

 of the several Initial Purchasers

[Signature Page to the Registration Rights Agreement]

SCHEDULE A

Initial Purchasers

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

RBC Capital Markets, LLC

SunTrust Robinson Humphrey, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

BBVA Securities Inc.

Credit Agricole Securities (USA) Inc.

Deutsche Bank Securities Inc.

Fifth Third Securities, Inc.

Mitsubishi UFJ Securities (USA), Inc.

Scotia Capital (USA) Inc.

Schedule A

ANNEX A

CHS/Community Health Systems, Inc.

$3,000,000,000 6.875% Senior Notes due 2022

REGISTRATION RIGHTS JOINDER

January 27, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

CREDIT SUISSE SECURITIES (USA) LLC

As Representatives of the several Initial Purchasers

      c/o Merrill Lynch, Pierce, Fenner & Smith

             Incorporated

             One Bryant Park

             New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement (the “Registration Rights Agreement”) dated January 27, 2014, among FWCT-2 Escrow Corporation, a Delaware corporation (the “Escrow Issuer”), and the several Initial Purchasers listed on Schedule A thereto (the “Initial Purchasers”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC are acting as representatives (in such capacity, the “Representatives”), concerning certain registration rights provisions with respect to the $3,000,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 issued by the Escrow Issuer. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Registration Rights Agreement. This agreement (this “Registration Rights Joinder”) is the “Registration Rights Joinder” referred to in the Registration Rights Agreement.

The Issuer and each of the Guarantors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agrees to join, and to become bound by the terms, conditions, covenants, agreements, indemnities and other provisions of, the Registration Rights Agreement as the “Issuer” and the “Company” (in the case of the Issuer) or as a “Guarantor” (in the case of any Guarantor), in each case with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally a party thereto, and as if such party executed the Registration Rights Agreement on the date thereof.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Registration Rights Joinder by signing in the space provided below.

Very truly yours,

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:
Name:
Title:

COMMUNITY HEALTH SYSTEMS, INC.,

By:
Name:
Title:

[Subsidiary Guarantor Signature Blocks]

A-2

The foregoing Registration Rights Joinder is hereby accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

By:
Name:
Title:

Acting on behalf of itself and as a Representative
of the several Initial Purchasers

CREDIT SUISSE SECURITIES (USA) LLC,

By:
Name:
Title:

Acting on behalf of itself and as a Representative
of the several Initial Purchasers

A-3

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX C

Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX D

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                 , 201    , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

ANNEX E

☐          CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SCHEDULE I

List of CHS Guarantors

Guarantor	Jurisdiction of Organization

Community Health Systems, Inc.	DE

Abilene Hospital, LLC	DE

Abilene Merger, LLC	DE

Affinity Health Systems, LLC	DE

Affinity Hospital, LLC	DE

Anna Hospital Corporation	IL

Berwick Hospital Company, LLC	DE

Big Bend Hospital Corporation	TX

Big Spring Hospital Corporation	TX

Birmingham Holdings, LLC	DE

Birmingham Holdings II, LLC	DE

Blue Island Hospital Company, LLC	DE

Blue Island Illinois Holdings, LLC	DE

Bluefield Holdings, LLC	DE

Bluefield Hospital Company, LLC	DE

Bluffton Health System LLC	DE

Brownsville Hospital Corporation	TN

Brownwood Hospital, L.P.	DE

Brownwood Medical Center, LLC	DE

Bullhead City Hospital Corporation	AZ

Bullhead City Hospital Investment Corporation	DE

Carlsbad Medical Center, LLC	DE

Centre Hospital Corporation	AL

CHHS Holdings, LLC	DE

CHS Kentucky Holdings, LLC	DE

CHS Pennsylvania Holdings, LLC	DE

CHS Virginia Holdings, LLC	DE

CHS Washington Holdings, LLC	DE

Clarksville Holdings, LLC	DE

Clarksville Holdings II, LLC	DE

Cleveland Hospital Corporation	TN

Guarantor	Jurisdiction of Organization

Cleveland Tennessee Hospital Company, LLC	DE

Clinton Hospital Corporation	PA

Coatesville Hospital Corporation	PA

College Station Hospital, L.P.	DE

College Station Medical Center, LLC	DE

College Station Merger, LLC	DE

Community GP Corp.	DE

Community Health Investment Company, LLC	DE

Community LP Corp.	DE

CP Hospital GP, LLC	DE

CPLP, LLC	DE

Crestwood Hospital, LLC	DE

Crestwood Hospital, LP, LLC	DE

CSMC, LLC	DE

CSRA Holdings, LLC	DE

Deaconess Holdings, LLC	DE

Deaconess Hospital Holdings, LLC	DE

Deming Hospital Corporation	NM

Desert Hospital Holdings, LLC	DE

Detar Hospital, LLC	DE

DHFW Holdings, LLC	DE

DHSC, LLC	DE

Dukes Health System, LLC	DE

Dyersburg Hospital Corporation	TN

Emporia Hospital Corporation	VA

Evanston Hospital Corporation	WY

Fallbrook Hospital Corporation	DE

Foley Hospital Corporation	AL

Forrest City Arkansas Hospital Company, LLC	AR

Forrest City Hospital Corporation	AR

Fort Payne Hospital Corporation	AL

Frankfort Health Partner, Inc.	IN

Franklin Hospital Corporation	VA

Schedule I - 2

Guarantor	Jurisdiction of Organization

Gadsden Regional Medical Center, LLC	DE

Galesburg Hospital Corporation	IL

Granbury Hospital Corporation	TX

Granite City Hospital Corporation	IL

Granite City Illinois Hospital Company, LLC	IL

Greenville Hospital Corporation	AL

GRMC Holdings, LLC	DE

Hallmark Healthcare Company, LLC	DE

Hobbs Medco, LLC	DE

Hospital of Barstow, Inc.	DE

Hospital of Fulton, Inc.	KY

Hospital of Louisa, Inc.	KY

Hospital of Morristown, Inc.	TN

Jackson Hospital Corporation (KY)	KY

Jackson Hospital Corporation (TN)	TN

Jourdanton Hospital Corporation	TX

Kay County Hospital Corporation	OK

Kay County Oklahoma Hospital Company, LLC	OK

Kirksville Hospital Company, LLC	DE

Lakeway Hospital Corporation	TN

Lancaster Hospital Corporation	DE

Las Cruces Medical Center, LLC	DE

Lea Regional Hospital, LLC	DE

Lexington Hospital Corporation	TN

Longview Clinic Operations Company, LLC	DE

Longview Medical Center, L.P.	DE

Longview Merger, LLC	DE

LRH, LLC	DE

Lutheran Health Network of Indiana, LLC	DE

Marion Hospital Corporation	IL

Martin Hospital Corporation	TN

Massillon Community Health System LLC	DE

Massillon Health System LLC	DE

Schedule I - 3

Guarantor	Jurisdiction of Organization

Massillon Holdings, LLC	DE

McKenzie Tennessee Hospital Company, LLC	DE

McNairy Hospital Corporation	TN

MCSA, L.L.C.	AR

Medical Center of Brownwood, LLC	DE

Merger Legacy Holdings, LLC	DE

MMC of Nevada, LLC	DE

Moberly Hospital Company, LLC	DE

MWMC Holdings, LLC	DE

Nanticoke Hospital Company, LLC	DE

National Healthcare of Leesville, Inc.	DE

National Healthcare of Mt. Vernon, Inc.	DE

National Healthcare of Newport, Inc.	DE

Navarro Hospital, L.P.	DE

Navarro Regional, LLC	DE

NC-DSH, LLC	NV

Northampton Hospital Company, LLC	DE

Northwest Arkansas Hospitals, LLC	DE

Northwest Hospital, LLC	DE

NOV Holdings, LLC	DE

NRH, LLC	DE

Oak Hill Hospital Corporation	WV

Oro Valley Hospital, LLC	DE

Palmer-Wasilla Health System, LLC	DE

Payson Hospital Corporation	AZ

Peckville Hospital Company, LLC	DE

Pennsylvania Hospital Company, LLC	DE

Phillips Hospital Corporation	AR

Phoenixville Hospital Company, LLC	DE

Pottstown Hospital Company, LLC	DE

QHG Georgia Holdings, Inc.	GA

QHG Georgia Holdings II, LLC	DE

QHG Georgia, LP	GA

Schedule I - 4

Guarantor	Jurisdiction of Organization

QHG of Bluffton Company, LLC	DE

QHG of Clinton County, Inc.	IN

QHG of Enterprise, Inc.	AL

QHG of Forrest County, Inc.	MS

QHG of Fort Wayne Company, LLC	DE

QHG of Hattiesburg, Inc.	MS

QHG of Massillon, Inc.	OH

QHG of South Carolina, Inc.	SC

QHG of Spartanburg, Inc.	SC

QHG of Springdale, Inc.	AR

QHG of Warsaw Company, LLC	DE

Quorum Health Resources, LLC	DE

Red Bud Hospital Corporation	IL

Red Bud Illinois Hospital Company, LLC	IL

Regional Hospital of Longview, LLC	DE

River Region Medical Corporation	MS

Roswell Hospital Corporation	NM

Ruston Hospital Corporation	DE

Ruston Louisiana Hospital Company, LLC	DE

SACMC, LLC	DE

Salem Hospital Corporation	NJ

San Angelo Community Medical Center, LLC	DE

San Angelo Medical, LLC	DE

San Miguel Hospital Corporation	NM

Scranton Holdings, LLC	DE

Scranton Hospital Company, LLC	DE

Scranton Quincy Holdings, LLC	DE

Scranton Quincy Hospital Company, LLC	DE

Shelbyville Hospital Corporation	TN

Siloam Springs Arkansas Hospital Company, LLC	DE

Siloam Springs Holdings, LLC	DE

Southern Texas Medical Center, LLC	DE

Spokane Valley Washington Hospital Company, LLC	DE

Schedule I - 5

Guarantor	Jurisdiction of Organization

Spokane Washington Hospital Company, LLC	DE

Tennyson Holdings, LLC	DE

Tooele Hospital Corporation	UT

Tomball Texas Holdings, LLC	DE

Tomball Texas Hospital Company, LLC	DE

Triad Healthcare Corporation	DE

Triad Holdings III, LLC	DE

Triad Holdings IV, LLC	DE

Triad Holdings V, LLC	DE

Triad Nevada Holdings, LLC	DE

Triad of Alabama, LLC	DE

Triad of Oregon, LLC	DE

Triad-ARMC, LLC	DE

Triad-El Dorado, Inc.	AR

Triad-Navarro Regional Hospital Subsidiary, LLC	DE

Tunkhannock Hospital Company, LLC	DE

VHC Medical, LLC	DE

Vicksburg Healthcare, LLC	DE

Victoria Hospital, LLC	DE

Victoria of Texas, L.P.	DE

Virginia Hospital Company, LLC	VA

Warren Ohio Hospital Company, LLC	DE

Warren Ohio Rehab Hospital Company, LLC	DE

Watsonville Hospital Corporation	DE

Waukegan Hospital Corporation	IL

Waukegan Illinois Hospital Company, LLC	IL

Weatherford Hospital Corporation	TX

Weatherford Texas Hospital Company, LLC	TX

Webb Hospital Corporation	DE

Webb Hospital Holdings, LLC	DE

Wesley Health System LLC	DE

West Grove Hospital Company, LLC	DE

WHMC, LLC	DE

Schedule I - 6

Guarantor	Jurisdiction of Organization

Wilkes-Barre Behavioral Hospital Company, LLC	DE

Wilkes-Barre Holdings, LLC	DE

Wilkes-Barre Hospital Company, LLC	DE

Williamston Hospital Corporation	NC

Women & Children’s Hospital, LLC	DE

Woodland Heights Medical Center, LLC	DE

Woodward Health System, LLC	DE

York Pennsylvania Holdings, LLC	DE

York Pennsylvania Hospital Company, LLC	DE

Youngstown Ohio Hospital Company, LLC	DE

List of HMA Guarantors

Amory HMA, LLC	MS

Bartow HMA, LLC	FL

Biloxi H.M.A., LLC	MS

Brandon HMA, LLC	MS

Brevard HMA Holdings, LLC	FL

Brevard HMA Hospitals, LLC	FL

Campbell County HMA, LLC	TN

Carlisle HMA, LLC	PA

Carolinas JV Holdings General, LLC	DE

Carolinas JV Holdings, L.P.	DE

Central Florida HMA Holdings, LLC	DE

Central States HMA Holdings, LLC	DE

Chester HMA, LLC	SC

Citrus HMA, LLC	FL

Clarksdale HMA, LLC	MS

Cocke County HMA, LLC	TN

Florida HMA Holdings, LLC	DE

Fort Smith HMA, LLC	AR

Hamlet H.M.A., LLC	NC

Health Management Associates, Inc.	DE

Health Management Associates, LP	DE

Health Management General Partner, LLC	DE

HMA Fentress County General Hospital, LLC	TN

HMA Hospitals Holdings, LP	DE

HMA Santa Rosa Medical Center, LLC	FL

Hospital Management Associates, LLC	FL

Schedule I - 7

Jackson HMA, LLC	MS

Jefferson County HMA, LLC	TN

Kennett HMA, LLC	MO

Key West HMA, LLC	FL

Knoxville HMA Holdings, LLC	TN

Lehigh HMA, LLC	FL

Lone Star HMA, L.P.	DE

Madison HMA, LLC	MS

Melbourne HMA, LLC	FL

Mesquite HMA General, LLC	DE

Metro Knoxville HMA, LLC	TN

Mississippi HMA Holdings I, LLC	DE

Mississippi HMA Holdings II, LLC	DE

Monroe HMA, LLC	GA

Naples HMA, LLC	FL

Poplar Bluff Regional Medical Center, LLC	MO

Port Charlotte HMA, LLC	FL

Punta Gorda HMA, LLC	FL

River Oaks Hospital, LLC	MS

Rockledge HMA, LLC	FL

ROH, LLC	MS

Sebastian Hospital, LLC	FL

Sebring Hospital Management Associates, LLC	FL

Southeast HMA Holdings, LLC	DE

Southwest Florida HMA Holdings, LLC	DE

Statesville HMA, LLC	NC

Van Buren H.M.A., LLC	AR

Venice HMA, LLC	FL

Winder HMA, LLC	GA

Yakima HMA, LLC	WA

Schedule I - 8